UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Preliminary Proxy Statement
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Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

Competitive Technologies, Inc.
(Name of Registrant as Specified in Its Charter)

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COMPETITIVE TECHNOLOGIES, INC.
777 Commerce Drive, Suite 100
Fairfield, Connecticut 06825

On January 17, 2007, Competitive Technologies, Inc. issued the following press release:

COMPETITIVE TECHNOLOGIES ANNUAL MEETING OF STOCKHOLDERS ADJOURNED TO FEBRUARY 2, 2007

ELECTION OF DIRECTORS DID NOT TAKE PLACE

Fairfield, CT (January 17, 2007) - Competitive Technologies, Inc.-(AMEX: CTT), a full service technology transfer and licensing provider, announced that IVS Associates, Inc., the independent Inspectors of Election (“Inspectors”) has preliminarily confirmed that 39.9% of CTT’s outstanding shares were present in person or by proxy at the 2007 Annual Meeting of Stockholders which was convened yesterday. CTT's by-laws require that a quorum of a majority of the shares of stock outstanding and entitled to vote be present in order to conduct business, therefore, the election of directors did not take place since CTT did not believe that a quorum was present. In addition, based upon the preliminary results provided by IVS Associates, Inc., the Company has determined that the motion to adjourn the Annual Meeting until February 2, 2007 at 1:00 p.m. Eastern Time at the American Stock Exchange, 86 Trinity Place, New York, NY, was approved. The dissident group has claimed today that a quorum was present. Based upon the report from the Inspectors, CTT believes that their claim is inaccurate.

“We urge our stockholders to vote their shares in support of the Company nominees as soon as possible,” said D.J. Freed, Ph.D., President and Chief Executive Officer of Competitive Technologies, Inc. “We are looking forward to moving beyond this proxy contest and focusing all of our efforts on growing the business.”

Voting Instructions for Beneficial Holders (those who hold their shares in “street” name):
Vote by Telephone	Vote by Internet
Follow these four easy steps:	Follow these four easy steps:
1. Read your proxy material and the accompanying WHITE voting instruction form.	1. Read your proxy material and the accompanying WHITE voting instruction form.
2. Call Toll Free on a Touch-Tone Phone: 1-800-454-8683	2. Go to Website: WWW.PROXYVOTE.COM
3. Enter your 12 digit Control Number located on the right hand side of your WHITE voting form.	3. Enter your 12 digit Control Number located on the right hand side of your WHITE voting form.
4. Follow the recorded instructions.	4. Follow the instructions provided.

Voting Instructions for Registered Stockholders:
Vote by Telephone	Vote by Internet
Follow these four easy steps:	Follow these four easy steps:
1. Read your proxy material and the accompanying WHITE voting instruction form.	1. Read your proxy material and the accompanying WHITE voting instruction form.
2. Call Toll Free on a Touch-Tone Phone: 1-800-690-6903	2. Go to Website: WWW.PROXYVOTE.COM
3. Enter your 12 digit Control Number located on the right hand side of your WHITE voting form.	3. Enter your 12 digit Control Number located on the right hand side of your WHITE voting form.
4. Follow the recorded instructions.	4. Follow the instructions provided.

Stockholders also may vote by attending the reconvened Annual Meeting in person. Any CTT stockholder of record as of the close of business on November 20, 2006, who has not yet returned a proxy card, or voted by Internet or by telephone is strongly encouraged to contact Morrow & Co., Inc., a proxy solicitation firm that is assisting us in the solicitation of proxies, at 1-800-267-0201. Any stockholder who held shares in “street name” through their broker, bank or other custodian as of the close of business on November 20, 2006, may also contact such broker, bank or other custodian to receive proxy materials and vote their shares. If any stockholder has any questions or needs assistance in voting its shares, they are advised to call Morrow & Co., Inc., at 1-800-267-0201. The Company has engaged an independent firm to verify the voting results.

About Competitive Technologies, Inc.

Competitive Technologies, established in 1968, is a full service technology transfer and licensing provider, focused on bringing the intellectual property assets of its clients to the marketplace. CTT specializes in identifying, developing and commercializing innovative technologies in a variety of areas, including life and physical sciences, electronics, and nanotechnologies. Through its global distribution platform, CTT maximizes the value of its clients’ intellectual property assets. For more information, please visit: www.competitivetech.net.

Statements about our future expectations, including development and regulatory plans, and all other statements in this press release, other than historical facts, are “forward-looking statements” within the meaning of applicable Federal Securities Laws, and are not guarantees of future performance. If and when used herein, the words “may,” “will,” “should,” “anticipate,” “believe,” “appear,” “intend,” “plan,” “expect,” “estimate,” “approximate,” and similar expressions, as they relate to us or our business or management, are intended to identify such forward-looking statements. These statements involve risks and uncertainties related to our ability to obtain rights to market technologies, market acceptance of and competition for our licensed technologies, growth strategies and strategic plans, operating performance and financing of our operations, industry trends, and other risks and uncertainties inherent in our business, including those set forth in Item 1A under the caption “Risk Factors,” in our most recent Annual Report on Form 10-K for the year ended July 31, 2006, filed with the Securities and Exchange Commission (“SEC”) on October 30, 2006, and other factors that may be described in our other filings with the SEC, and are subject to change at any time. Our actual results could differ materially from these forward-looking statements. We undertake no obligation to update publicly any forward-looking statement.

Important Additional Information Filed with the SEC

CTT has filed a definitive proxy statement with a WHITE proxy card for the election of directors nominated by the Board of Directors with the SEC. CTT STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SEC BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors can obtain free copies of the proxy statements through the website maintained by the SEC at www.sec.gov. In addition, investors can obtain free copies of the proxy statements from CTT by contacting Secretary, c/o Competitive Technologies, Inc., 777 Commerce Drive, Suite 100, Fairfield, Connecticut, 06825, or you can contact us by phone at (203) 368-6044, or email at ctt@competitivetech.net.

CTT, its directors and named executive officers may be deemed to be participants in the solicitation of CTT’s security holders in connection with its 2007 Annual Meeting of Stockholders, which will be held on January 16, 2007, and any adjournment thereof. Security holders may obtain information regarding the names, affiliations and interests of such individuals in CTT’s definitive proxy statement that was filed with the SEC on December 21, 2006.